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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2002

                        GLOBAL POWER EQUIPMENT GROUP INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                  001-16501                    73-1541378
------------------        -----------------------      ---------------------
 (State or other           (Commission File               (IRS Employer
 jurisdiction of               Number)                   Identification No.)
 incorporation)


6120 South Yale, Suite 1480, Tulsa, Oklahoma                               74136
--------------------------------------------                          ----------
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code      (918) 488-0828
                                                   -----------------------------

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Item 4.         Changes To Registrant's Certifying Accountant.
                ---------------------------------------------

         On April 8, 2002, Global Power Equipment Group Inc., a Delaware corporation (the "Company"), determined not to continue to engage Arthur Andersen LLP ("Arthur Andersen") as its independent auditor and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditor for the fiscal year ending December 28, 2002. This determination followed the decision of the Company's Board of Directors, upon the recommendation of the Audit Committee, to seek proposals from other independent auditing firms to audit the Company's financial statements for fiscal 2002. The decision not to renew the engagement of Arthur Andersen and to retain PricewaterhouseCoopers as the Company's independent auditor for fiscal 2002 was approved by the Company's Board of Directors upon the recommendation of the Audit Committee. The decision not to retain Arthur Andersen is not a reflection of Arthur Andersen's capabilities or quality of service to the Company. Arthur Andersen has provided quality service and demonstrated a high level of professionalism throughout their relationship with the Company.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 29, 2001 and December 30, 2000, and through the date of this Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through the date of this Form 8-K.

         The Company provided Arthur Andersen with a copy of the disclosures in the preceding paragraph. A letter from Arthur Andersen to the Securities and Exchange Commission dated April 11, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

         During the fiscal years ended December 29, 2001 and December 30, 2000, and through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

         A proposal will be presented at the Company's 2002 Annual Meeting of Stockholders asking the stockholders to ratify the appointment of PricewaterhouseCoopers as the Company's independent auditor.

                                      -2-

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Item 7.         Financial Statements and Exhibits.
                ---------------------------------

                (c)  Exhibits.

                     16.1 Letter from Arthur Andersen LLP to the Securities and
                          Exchange Commission dated April 11, 2002.

                     99.1 Global Power Equipment Group Inc. press release dated
                          April 9, 2002.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL POWER EQUIPMENT GROUP INC.


Date:  April 12, 2002                       By:  /s/ John M. Matheson
                                               ---------------------------------
                                               John M. Matheson
                                               Secretary

                                      -3-

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                                  Exhibit Index

Exhibit
Number                                    Description
------               -----------------------------------------------------------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 11, 2002.

99.1                 Global Power Equipment Group Inc. press release dated April
                     9, 2002.